EXHIBIT 99 - JOINT FILER INFORMATION



  Name:                       Millennium Management LLC
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Integrated Core Strategies (US) LLC

  Issuer & Ticker Symbol:     Global Telecom & Technology, Inc. (GTLT)

  Date of Event Requiring
  Statement:                  12/16/2009

  Signature:                  MILLENCO LLC

                              By: /s/ Mark Meskin
                                 ------------------------------------
                              Name:  Mark Meskin
                              Title: Chief Executive Officer



  Name:                       Millennium Management LLC
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Integrated Core Strategies (US) LLC

  Issuer & Ticker Symbol:     Global Telecom & Technology, Inc. (GTLT)

  Date of Event Requiring
  Statement:                  12/16/2009

  Signature:                  MILLENNIUM MANAGEMENT LLC

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Co-President



  Name:                       Israel A. Englander
  Address:                    c/o Millennium Management LLC
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Integrated Core Strategies (US) LLC

  Issuer & Ticker Symbol:     Global Telecom & Technology, Inc. (GTLT)
  Date of Event Requiring
  Statement:                  12/16/2009

  Signature:                  /s/ Israel A. Englander by David Nolan
                              pursuant to a Power of Attorney
                              filed with the SEC on June 6, 2005
                              --------------------------------------------
                              Israel A. Englander